EXHIBIT 10.3

SECOND AMENDMENT AND WAIVER AGREEMENT

DATED AS OF AUGUST 25, 2014

Reference is made to the Credit Agreement, dated as of December 28, 2012, (as supplemented, amended or otherwise modified, the “Credit Agreement”) among The PrivateBank and Trust Company, as Administrative Agent and Co-Lead Arranger, (“The PrivateBank”), the other financial institutions party to the Credit Agreement (together with The PrivateBank, the “Lenders”) and Primoris Services Corporation, a Delaware corporation, (the “Borrower”).  Any terms not defined herein shall have the meanings set forth in the Credit Agreement.

RECITALS

WHEREAS, the Borrower formed BW Primoris, LLC, a Texas limited liability company (“BW Primoris”), on January 15, 2014 and the Borrower formed Vadnais Trenchless Services, Inc., a California corporation (“Vadnais Trenchless Services” and together with BW Primoris, the “New Subsidiaries”), on May 29, 2014;

WHEREAS, Section 10.9 Further Assurances of the Credit Agreement requires that within 30 days of the acquisition or creation of a Subsidiary, the Borrower shall ensure that the Obligations under the Loan Documents are secured by a first priority perfected Lien in favor of the Collateral Agent on certain of the assets of such acquired or created Subsidiary and shall ensure that the Obligations are guaranteed by such acquired or created Subsidiary.  The Borrower’s formation of BW Primoris and Vadnais Trenchless Services did not comply with Section 10.9 Further Assurances as described herein and, as a result, Events of Default exist under the Credit Agreement (the “New Subsidiary Defaults”);

WHEREAS, BW Primoris consummated an Acquisition pursuant to the Membership Interest Purchase Agreement, dated as of January 22, 2014, with each of the members of Blaus Wasser, LLC, a Wyoming limited liability company (“Blaus Wasser”), and the other parties thereto (such Acquisition, the “Blaus Wasser Acquisition”).

WHEREAS, Vadnais Trenchless Services consummated an Acquisition pursuant to the Asset Purchase Agreement, dated as of June 5, 2014, with Vadnais Corporation, a California corporation, Vadnais Equipment, LLC, a California limited liability company, ORCIM, LLC, a California limited liability company, and the other parties thereto (such Acquisition, together with the Blaus Wasser Acquisition, the “Subject Acquisitions”).

WHEREAS, Section 11.11 Investments of the Credit Agreement prohibits any Loan Party from making or permitting to exist any Investment in any other Person with certain exceptions as listed in Section 11.11.

WHEREAS, the Subject Acquisitions do not constitute Permitted Acquisitions excepted from the restrictions of Section 11.11 Investments of the Credit Agreement and, as a result, Events of Default exist under the Credit Agreement (the “Acquisition Defaults”, and together with the New Subsidiary Defaults, the “Subject Defaults”).

WHEREAS, the Borrower ceased operations of and dissolved (a) Primoris Renewables, LLC, a California limited liability company and a Guarantor, on December 13, 2013; and (b) Calidus, LLC, a Nevada limited liability company and a Guarantor, on May 2, 2014 (together, the “Subject Dissolutions”).

WHEREAS, in the absence of the consent and waiver provided pursuant to this Second Amendment and Waiver Agreement, the Subject Dissolutions contravene the terms of Section 10.5 of the Credit Agreement that requires the Guarantors at all times to maintain and preserve their existence and good standing in the jurisdictions of their organization and Section 5.6 of the Guaranty and Collateral Agreement that requires that the Guarantors comply with the covenants set forth in the Credit Agreement.

WHEREAS, the Borrower has requested, among other things as set forth herein, that the Lenders (i) waive the Subject Defaults; (ii) consent to the creation of the New Subsidiaries; (iii) consent to the Subject Acquisitions; and (iv) consent to the Subject Dissolutions.  Subject to the terms and conditions set forth herein, the Lenders have agreed to the foregoing requests.

WHEREAS, the Lenders have also agreed to amend certain terms and provisions contained in the Credit Agreement as set forth herein including an amendment to permit the acquisition or creation of Immaterial Subsidiaries (as defined herein and to include BW Primoris, Blaus Wasser and the subsidiaries of Blaus Wasser) without requiring that such Immaterial Subsidiaries become Guarantors and deliver Joinders to the Guaranty and Collateral Agreement.

In consideration of the mutual agreements herein contained, the Lenders and Borrower hereto agree as follows:

SECTION  A.                    LIMITED WAIVERS OF CREDIT AGREEMENT; WAIVER OF SUBJECT DEFAULTS; CONSENTS

(a)                                 Effective as of the date of this Second Amendment and Waiver Agreement and subject to subsection (d) of this Section A, the provisions of Section 10.9 Further Assurances of the Credit Agreement which require that the Borrower cause each subsequently formed or Acquired Subsidiary, within 30 days after such formation or acquisition, to execute and deliver (i) a joinder to the Guaranty and Collateral Agreement pursuant to which such Subsidiary becomes a Guarantor and guarantees the Obligations and (ii) each Collateral Document required in order to grant the Collateral Agent a first priority perfected pledge or security interest in substantially all of the assets and properties of such Subsidiary, are hereby waived in respect of, and only in respect of, (1)  BW Primoris, Blaus Wasser and the subsidiaries of Blaus Wasser in each case insofar as, and only insofar as, the Borrower causes each such Subsidiary, within 30 days after such Subsidiary ceases to be an Immaterial Subsidiary (as defined in Section B below) to execute and deliver a joinder to the Guaranty and Collateral Agreement and each required Collateral Document and to otherwise comply with the terms of Section 10.9 Further Assurances (as amended hereby) of the Credit Agreement and the other Loan Documents, and (2) Vadnais Trenchless Services, insofar as, and only insofar as, the Borrower causes such Subsidiary within

45 days after the execution and delivery of this Second Amendment and Waiver Agreement, to execute a joinder to the Guaranty and Collateral Agreement and each required Collateral Document and to otherwise comply with Section 10.9 Further Assurances (as amended hereby) of the Credit Agreement and the other Loan Documents.  The Lenders hereby consent to the formation of the New Subsidiaries.

(b)                                 Effective as of the date of this Second Amendment and Waiver Agreement and subject to subsection (d) of this Section A, the Lenders hereby (i) waive, on a limited basis only as it pertains to the Subject Acquisitions that portion of Section 11.11 Investments of the Credit Agreement that requires that Investments in the form of Acquisitions must satisfy the requirements of a Permitted Acquisition under the Credit Agreement; (ii) waive the Acquisition Defaults; and (iii) consent to the Subject Acquisitions.

(c)                                  Effective as of the date of the Subject Dissolutions and subject to subsection (d) of this Section A, the Lenders hereby (i) waive, on a limited basis only as it pertains to the Subject Dissolutions Section 10.5 Maintenance of Existence, Etc. of the Credit Agreement and Section 5.6 Credit Agreement of the Guaranty and Collateral Agreement; and (ii) consent to the Subject Dissolutions.

(d)                                 Subject to the satisfaction of the conditions set forth in Section C hereof and the accuracy of the representations and warranties set forth in Section D hereof, the limited waivers and consents set forth in this Section A shall be effective upon the execution and delivery of this Second Amendment and Waiver Agreement by each of the parties hereto and only for the specific instance and for the specific purpose set forth herein.  Except as set forth in this Section A, nothing in this Second Amendment and Waiver Agreement constitutes a waiver of, or consent to, (i) any other existing or future Default or Event of Default under the Credit Agreement or (ii) any other provision of any Loan Document.

SECTION  B.                    AMENDMENTS TO CREDIT AGREEMENT

Subject to the satisfaction of the conditions set forth in Section C hereof and the accuracy of the representations and warranties set forth in Section D hereof, the Lenders hereby agree with the Borrower to amend, effective on and as of the date first above written, the Credit Agreement as follows:

(a)                                 Section 1 “DEFINITIONS” is hereby amended by inserting the following new definitions in proper alphabetical order:

Immaterial Subsidiary means any Subsidiary of the Borrower designated as such by the Borrower; provided, that (i) the Subsidiary Tangible Net Worth of any Immaterial Subsidiary as of the date of the most recent financial statements delivered pursuant to Section 10.1.1, shall not exceed $4,000,000 at any time, and (ii) the Subsidiary Tangible Net Worth of all Immaterial Subsidiaries collectively as of the date of the most recent financial statements delivered pursuant to Section 10.1.1, shall not exceed ten percent (10%) of the Tangible Net Worth of the Borrower and its Subsidiaries at any time.

Subsidiary Tangible Net Worth means, with respect to any Subsidiary of the Borrower, at any date, the Net Worth, plus the aggregate amount of Subordinated Debt, less patents, trademarks, copyrights, deferred charges and other Intangible Assets (including, but not limited to, unamortized discounts and expenses, organizational expenses, experimental and developmental expenses, but excluding prepaid expenses) in each case, determined in accordance with GAAP.

(b)                                 The definition of Loan Party in Section 1 “DEFINITIONS” is hereby deleted in its entirety and replaced with the following definition:

Loan Party means Borrower and each Guarantor.  Notwithstanding anything herein to the contrary, for the purposes of (a) determining compliance with any covenant in Section 10 or Section 11 of this Agreement (other than Section 10.9), or related definitions in Section 1 of this Agreement, and (b) determining whether an Event of Default has occurred and is continuing under Section 13.1.5 of this Agreement, Loan Party shall also include each Immaterial Subsidiary.

(c)                                  Section 10.1.4 Compliance Certificates is hereby amended by (i) deleting the word “and” appearing at the end of clause (i) thereof and inserting a semicolon (“;”) in lieu thereof, (ii) deleting the “period (“.”) appearing at the end of clause (ii) thereof and inserting a semicolon (“;”) followed by the word “and” in lieu thereof; and (iii) adding the following clause (iii) immediately following such “and”:

(iii)                               a list of Immaterial Subsidiaries of the Borrower, including the Subsidiary Tangible Net Worth of (a) each Immaterial Subsidiary and (b) the Immaterial Subsidiaries taken as a whole, in each case, determined as of the measurement date of the compliance certificate.

(d)                                 Section 10.9 Further Assurances is hereby deleted in its entirety and replaced with the following:

Section 10.9                             Further Assurances.

(a)                                 Take, and cause each other Loan Party to take, such actions as are necessary or as  Administrative Agent or the Lenders may reasonably request from time to time to ensure that the Obligations of each Loan Party under the Loan Documents are secured by a first priority perfected Lien in favor of Collateral Agent (subject to Permitted Liens) on certain of the assets of Borrower and each Loan Party and guaranteed by each Loan Party, in each case as Administrative Agent may determine. It is the intent of the parties that all obligations of the Loan Parties under the Loan Documents shall be guaranteed by (i) each Subsidiary of the Borrower (other than an Immaterial Subsidiary), whether now existing or hereafter acquired or created, (ii) each Subsidiary of the Borrower that ceases to be an Immaterial Subsidiary and (iii) any other Subsidiary that guarantees or otherwise becomes liable at any time in respect of any Debt under the Note

Agreement or the other Senior Note Documents, and shall be, to the extent set forth in the Collateral Documents, secured by substantially all the property  and assets of each of the Loan Parties, whether now existing or hereafter acquired, including, without limitation, securities accounts, accounts, chattel paper, instruments, deposit accounts, investment property, documents, contracts, letter-of-credit rights, general intangibles, equipment, inventory, permits, patents, trademarks, copyrights, trade names, service marks, Capital Securities issued by the Borrower’s Subsidiaries or other Persons and other properties acquired after the date hereof, to the extent required by the Collateral Documents.

(b)                              At the Borrower’s expense, the Borrower shall execute and deliver (and, where applicable, authorize the filing of), and shall cause the other Loan Parties to execute and deliver (and, where applicable, authorize the filing of), any and all financing statements, continuation statements and amendments and other instruments, agreements or other documents, and take all action (including, without limitation, filing all Uniform Commercial Code financing statements, continuation statements and amendments, filing or recording mortgages and deeds of trust and filing assignments or other documents customarily filed with the U.S. Patent and Trademark Office or the U.S. Copyright Office) that may be required under applicable law, or that the Lenders or the Collateral Agent may reasonably request in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests and Liens created or purported to be created by the Collateral Documents or in order to effectuate the intent of the parties set forth in clause (a) of this Section 10.9.

(c)                               At the Borrower’s expense, the Borrower shall:  (a) (x) cause each subsequently acquired or organized Subsidiary of the Borrower (other than an Immaterial Subsidiary) and each Subsidiary of the Borrower that ceases to be an Immaterial Subsidiary, within 30 days after such acquisition or organization or cessation of Immaterial Subsidiary status (or, if earlier, on the date such Subsidiary guarantees or otherwise becomes liable at any time in respect of any Debt under the Note Agreement or the other Senior Note Documents), and (y) cause any other Subsidiary that guarantees or otherwise becomes liable at any time in respect of any Debt under the Note Agreement or the other Senior Note Documents, concurrently therewith, to execute and deliver (1) a joinder to the Guaranty and Collateral Agreement (in the form contemplated thereby), pursuant to which such Subsidiary shall become a Guarantor and shall agree to be bound by the terms and provisions thereof, (2) an opinion of counsel reasonably satisfactory to the Lenders covering such matters relating to such Subsidiary as the Lenders may reasonably request, (3) certificates in form and substance substantially similar to the certificates described in Section 12.1.2, and (4) each Collateral Document that the Lenders or the Collateral Agent may request in order to grant the Collateral Agent a valid, first priority perfected pledge or security interest in, to the extent required by the Collateral Documents, substantially all of the assets and properties of such Subsidiary, including without limitation, any outstanding Capital Securities of any other Subsidiary or other Person which may be held by such Subsidiary; (b) deliver or cause such Subsidiary to deliver to the Collateral Agent all certificates, stock powers and other documents required by the Collateral Documents executed by such Subsidiary, or take or cause such Subsidiary to take such other actions, all as may be necessary to provide the

Collateral Agent with a first priority perfected pledge of and security interest in all outstanding Capital Securities owned or held by such Subsidiary, to the extent so required by the Collateral Documents; provided, that nothing in this clause (c) shall in any way limit or modify the right of the Lenders to enforce the provisions of Section 11.

(d)                              Any security interests and Liens described in this Section 10.9 shall be created under the Collateral Documents and other security agreements, pledge agreements, assignments and other instruments, agreements and other documents in form, scope and substance reasonably satisfactory to the Lenders and to the Collateral Agent, and at the Borrower’s expense, the Borrower will deliver or cause to be delivered to the Collateral Agent all such instruments, agreements and other documents, including, without limitation, legal opinions, landlord and warehousemen Lien waivers and lien searches, as the Lenders or the Collateral Agent shall reasonably request to evidence compliance with this Section 10.9.

(e)                                  EXHIBIT B of the Credit Agreement is hereby amended and restated in its entirety as set forth in the attached EXHIBIT B.

SECTION C.                       CONDITIONS OF LIMITED WAIVERS, CONSENTS AND AMENDMENTS

C-1                            Sections A and B of this Second Amendment and Waiver Agreement shall be effective as of the date first written above subject to the receipt by the Administrative Agent of each of the following Documents, all of which must be satisfactory to the Lenders and their counsel in form, substance and execution:

(a)                                 This Second Amendment and Waiver Agreement duly executed and delivered by each of the parties hereto;

(b)                                 A Counterpart of the Acknowledgement and Consent, a form of which is attached hereto as EXHIBIT A, duly executed and delivered by each of the Guarantors;

(c)                                  A copy of the Second Letter Amendment and Waiver to the Note Purchase and Private Shelf Agreement (“Second Amendment to Note Agreement”) that amends the Note Agreement in the same manner as the Credit Agreement is amended by this Second Amendment and Waiver Agreement, duly executed and delivered by each of the parties thereof;

(d)                                 Written Consent to this Second Amendment and Waiver Agreement from the Noteholders under the Note Agreement;

(e)                                  Evidence that the representations and warranties of the Borrower made in Section D of this Second Amendment and Waiver Agreement are true and correct as of the date first written above; and

(f)                                   Counterpart originals or certified or other copies of all corporate and other proceedings, pertaining directly to this Second Amendment and Waiver Agreement and all documents and instruments directly incident to this Second Amendment and Waiver Agreement as the Lenders or their counsel may reasonably request.

SECTION D.                       MISCELLANEOUS

D-1.                         The Borrower hereby represents to the Administrative Agent and the Lenders that no Event of Default or Unmatured Event of Default or Material Adverse Effect has occurred or is continuing.

D-2.                         The Borrower hereby represents to the Administrative Agent and the Lenders that as of the date hereof, the representations, warranties and covenants set forth in the Credit Agreement are and shall be and remain true and correct in all material respects (except that the financial covenants shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and the Borrower is in full compliance with all other terms and conditions of the Credit Agreement.

D-3.                         The Borrower confirms its agreement, pursuant to Section 15.5 of the Credit Agreement to pay promptly all reasonable expenses of the Administrative Agent and the Lenders related to this Second Amendment and Waiver Agreement and all matters contemplated hereby, including, without limitation, all reasonable fees and expenses of counsel to the Lenders.

D-4.                         Except as expressly provided herein, the execution, delivery and effectiveness of this Second Amendment and Waiver Agreement shall not operate as a waiver of any right, power or remedy of any Lender nor constitute a waiver of any provision of the Credit Agreement, any Loan Document or any other document, instrument or agreement executed and delivered in connection with any of the foregoing.

D-5                                    THIS SECOND AMENDMENT AND WAIVER AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

D-6.                                 The Lenders hereby consent to the execution and delivery of the Second Amendment to Note Agreement dated August [                     ], 2014 among the Borrower, Prudential Investment Management, Inc. and the Noteholders.  The Lenders further agree that the Noteholders shall be entitled to rely on the foregoing consent.

D-7.                                 Except as waived and amended by the foregoing, no other terms of the Credit Agreement or the other Loan Documents are in any way changed by this Second Amendment and Waiver Agreement and the aforementioned documents shall continue in full force and effect in accordance with their original terms.  This Second Amendment and Waiver Agreement may be executed in counterpart, and by facsimile and by the different parties on different counterpart signature pages, which taken together, shall constitute one and the same Second Amendment and Waiver Agreement.

The parties hereto have caused this Second Amendment and Waiver Agreement to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

PRIMORIS SERVICES CORPORATION

By:	/s/ John Perisich
EVP

THE PRIVATEBANK AND TRUST COMPANY,
as Administrative Agent, Collateral Agent and as a Lender

By:	/s/ John M. O’Connell
Managing Director

THE BANK OF THE WEST,
as Co- Lead Arranger and as a Lender

By:	/s/ Nabil B. Khoury
Vice President, National Banking Division

IBERIABANK,
as a Lender

By:	/s/ Erin D. Fremin
Senior Vice President

Signature Page to Second Amendment and Waiver Agreement

EXHIBIT A

FORM OF ACKNOWLEDGEMENT AND CONSENT

DATED AS OF AUGUST                     , 2014

Each of the undersigned, as a Loan Party, hereby acknowledges and consents to the Second Amendment and Waiver Agreement, of even date herewith, to the Credit Agreement dated as of December 28, 2012, (as supplemented, amended or otherwise modified, the “Credit Agreement”) among The PrivateBank and Trust Company, as Administrative Agent and Co-Lead Arranger, the other financial institutions party to the Credit Agreement (together with The PrivateBank, the “Lenders”) and Primoris Services Corporation, a Delaware corporation, and hereby confirms and agrees that the Loan Documents to which each Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

[Signature Page to Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute this  Acknowledgement and Consent as of the date first written above.

ONQUEST HEATERS, INC.	ARB, INC.

By:	By:
Title:	Its:

FORCE SPECIALTY SERVICES, INC.	ARB STRUCTURES, INC.

By:	By:
Title:	Its:

ALASKA CONTINENTAL PIPELINE, INC.	CARDINAL CONTRACTORS, INC.

By:	By:
Title:	Its:

JUNIPER ROCK CORPORATION	BTEX MATERIALS, LLC

By:	By:
Title:	Its:

ONQUEST, INC.	MILLER SPRINGS MATERIALS, L.L.C.

By:	By:
Title:	Its:

STELLARIS LLC	GML COATINGS, LLC

By:	By:
Title:	Its:

JAMES CONSTRUCTION GROUP, L.L.C.	SAXON CONSTRUCTION, INC.

By:	By:
Title:	Its:

ROCKFORD CORPORATION	Q3 CONTRACTING, INC.

By:	By:
Title:	Its:

PRIMORIS ENERGY SERVICES CORPORATION

By:
Title:

[Signature Page to Acknowledgement and Consent]

EXHIBIT B

[FORM OF COMPLIANCE CERTIFICATE]

Date:

[Address for each Lender]

Ladies and Gentlemen:

Please refer to that certain Credit Agreement dated as of December 28, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) between Primoris Services Corporation, a Delaware corporation (the “Borrower”), various financial institutions and The PrivateBank and Trust Company, as Administrative Agent.  Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

The undersigned hereby delivers this certificate pursuant to Section 10.1.4 of the Credit Agreement and certifies to each of the Lenders in his capacity as the [Chief Financial Officer] of the Borrower, as follows:

(i)                                     Enclosed herewith is a copy of the [annual audited/quarterly unaudited] financial statements of the Borrower as at                                    (the “Measurement Date” and the period of four consecutive fiscal quarters most recently ended as of the Measurement Date, taken as a single period, the “Measurement Period”), which statements fairly present in all material respects the financial condition and results of operations of the companies being reported on as of the Measurement Date [(subject to changes resulting from year-end adjustments)].

(ii)                                  I reviewed the relevant terms of the Credit Agreement and I made, or caused to be made, under my supervision, a review of the transactions and conditions of the Borrower and its Subsidiaries from the beginning of the Measurement Period covered by the statements dated the Measurement Date and such review did not disclose the existence during such period of any condition or event that constitutes a Default or an Event of Default [or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Borrower or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Borrower shall have taken or proposes to take with respect thereto.]

(iii)                               As of the Measurement Date, the Borrower is in compliance with the representations, warranties and covenants set forth in Sections 9, 10 and 11 of the Credit Agreement.

(iv)                              Schedule 1 attached hereto contains a list of all Subordinated Debt of the Loan Parties.

(v)                                 The computations and amounts set forth herein in Schedule 2 correspond to the ratios and/or financial restrictions contained in Section 11.14 of the Credit Agreement and such computations are true and correct as of the Measurement Date.

(vi)                              Schedule 3 attached hereto contains a true and correct list of any additional Subsidiaries (excluding Immaterial Subsidiaries) that have been acquired or created since the delivery of the last Compliance Certificate as well as a list of any additional Affiliates or Investments since the delivery of the last Compliance Certificate.

(vii)                           Schedule 4 attached hereto contains a true and correct list of the Immaterial Subsidiaries of the Borrower as of the Measurement Date, including the Subsidiary Tangible Net Worth of (a) each Immaterial Subsidiary and (b) the Immaterial Subsidiaries taken as a whole, in each case determined as of the Measurement Date.

IN WITNESS WHEREOF, the Borrower has caused this Compliance Certificate to be executed and delivered by its authorized officer on [Date].

PRIMORIS SERVICES CORPORATION

By:
Title: